EXHIBIT 10.41

Jones Lang	Jones Lang LaSalle
LaSalle	2300 Geng Road Suite 100 Palo Alto CA 94303 tel +1 650 815 2200 fax +1 650 815 2201
SECOND ADDENDUM TO SUBLEASE
THIS ADDENDUM IS DATED 12 January 2011 (Effective Date) by and between MILLIPORE CORPORATION, as successor in interest to Guava Technologies Inc. (SUBLESSOR) AND ANTHERA PHARMACEUTICALS, INC. (SUBLESSEE)
WHEREAS, on or about August 1, 2008, Sublessor and Subleasee entered into a lease agreement for the sublease of real estate located at 25801 Industrial Drive, Hayward, CA (“Sublease”).
WHEREAS, on or about September 24, 2010, Sublessor and Subleasee entered into a first addendum to the Sublease of real estate located at 25801 Industrial Drive, Hayward, CA (“First Addendum”).
WHEREAS, the parties desire to extend the term of the Sublease.
NOW THEREFORE, the parties agree as follows:
1.	The term of the Sublease shall be extended until July 31, 2011.
All other terms of the Sublease shall remain the same.
Acceptance
Sublessor:     Millipore Corporation

By:	/s/ Michael Gallano	Date: 2/23/11

Sublessee:      Anthera Corporation

By:	/s/ Chris Lowe	Date: 1/12/11